SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 31, 2003
                               (OCTOBER 28, 2003)

                         COMMISSION FILE NUMBER 0-25356

                                   ----------

                                   P-COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                     77-0289371
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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

ITEM 5. OTHER EVENTS.

On October 28, 2003, P-Com issued a press release announcing the receipt of $1.3 million in orders from customers in China. The October 28, 2003 press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     Exhibit 99.1 News release of P-Com, Inc. dated October 28, 2003 to report the receipt of $1.3 million in orders from customers in China.

     Exhibit 99.2 News Release of P-Com, Inc. dated October 30, 2003 to report its financial results for its third quarter ended September 30, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 30, 2003, P-Com, Inc. publicly disseminated a news release announcing its financial results for the third quarter ended September 30, 2003. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           P-COM, INC.


                                           By: /s/ Sam Smookler
                                           -------------------------------------
                                           Sam Smookler
                                           President and Chief Executive Officer


Date: October 31, 2003

                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------
Exhibit 99.1        News release of P-Com, Inc. dated October 28, 2003 to report the receipt of $1.3 million in orders from customers in China.

Exhibit 99.2 News Release of P-Com, Inc. dated October 30, 2003 to report its financial results for its third quarter ended September 30, 2003.